Exhibit 10.5

EXECUTION COPY

SUPPLEMENT NO. 1 dated as of December 11, 2012, to the Intellectual Property Security Agreement dated as of August 23, 2006 among TRAVELPORT LIMITED (f/k/a TDS INVESTOR (BERMUDA) LTD.) (“Holdings”), TRAVELPORT LLC (f/k/a TDS INVESTOR CORPORATION) (the “Borrower”), WALTONVILLE LIMITED (“Intermediate Parent”), the Subsidiaries of Holdings from time to time party thereto and UBS AG, STAMFORD BRANCH, as Collateral Agent.

A. Reference is made to the Fifth Amended and Restated Credit Agreement dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, as further amended and restated as of September 30, 2011, as further amended and restated as of December 11, 2012 (the “Credit Agreement”), among the Borrower, Holdings, Intermediate Parent, UBS AG, STAMFORD BRANCH, as Administrative Agent and an L/C Issuer, UBS LOAN FINANCE LLC, as Swing Line Lender, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agent, LEHMAN BROTHERS INC., CITIGROUP GLOBAL MARKETS INC. and DEUTSCHE BANK AG NEW YORK BRANCH, as Co-Documentation Agents and UBS SECURITIES LLC, LEHMAN BROTHERS INC. and CREDIT SUISSE SECURITIES (USA) LLC, as Co-Lead Arrangers.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Intellectual Property Security Agreement referred to therein.

C. The Grantors have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 5.14 of the Intellectual Property Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Intellectual Property Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.14 of the Intellectual Property Security Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Grantor) and Grantor under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Intellectual Property Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Intellectual Property Security Agreement shall be deemed to include each New Subsidiary. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of each New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Collateral of such New Subsidiary consisting of Intellectual Property and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intellectual Property Security Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

GALILEO INTERNATIONAL TECHNOLOGY, LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

Legal Name: GALILEO INTERNATIONAL TECHNOLOGY, LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive office:
Braemar Court #2
Deighton Road
St. Michael, Barbados, BB 140 17

GALILEO ASIA, LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: GALILEO ASIA, LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive office:
300 Galleria Parkway
Atlanta, GA 30339

GALILEO LATIN AMERICA LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: GALILEO LATIN AMERICA LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive office:
300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT FINANCE MANAGEMENT LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: TRAVELPORT FINANCE MANAGEMENT LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive office:
300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT INVESTOR LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: TRAVELPORT INVESTOR LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive office:
300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT SERVICES LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: TRAVELPORT SERVICES LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive office:
300 Galleria Parkway
Atlanta, GA 30339

UBS AG, STAMFORD BRANCH,
as Collateral Agent

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

EXECUTION COPY

Schedule I to the

Supplement No. 1 to

the Intellectual Property

Security Agreement

INTELLECTUAL PROPERTY